NATIONWIDE MUTUAL FUNDS
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Supplement dated November 25, 2024
to the Prospectus dated February 28, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the following supplements the “International Stocks” section of the Appendix B beginning on page 73 of the Prospectus:

NATIONWIDE INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by taking long and short positions in a broadly diversified portfolio of equity investments in non-U.S. companies. The Fund will target approximately 30% of its net assets in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to gain its short equity exposure entirely through the use of total return swap contracts and its long equity exposure through the use of total return swaps and/or by investing directly in stocks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE